                                                                   Exhibit 1.1
                         Buckeye Cellulose Corporation

                              2,845,157 Shares /1/

                                  Common Stock
                                ($.01 par value)

                             Underwriting Agreement

                                                            New York, New York
                                                            ____________, 1996

Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PaineWebber Incorporated
Morgan Keegan & Company, Inc.
As Representatives of the several Underwriters,

c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048


Dear Sirs:

          Madison Dearborn Capital Partners, L.P., a Delaware limited partnership (the "Selling Stockholder"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 2,845,157 shares of Common Stock, $.01 par value ("Common Stock") of Buckeye Cellulose Corporation, a Delaware corporation (the "Company"), (said shares to be sold by the Selling Stockholder being hereinafter called the "Underwritten Securities"). The Selling Stockholder also proposes to grant to the Underwriters an option to purchase up to 200,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

          SECTION 1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees

- -------------------------

/1/ Plus an option to purchase from Madison Dearborn Capital Partners, L.P. up to 200,000 additional shares to cover over-allotments.

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                                                                               2


with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-05139) on such Form, including a related preliminary prospectus relating to the Securities, for the registration under the Act of the offering and sale of the Securities. The Company has filed one or more amendments thereto, including the related preliminary prospectus relating to the Securities, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus relating to the Securities, or
(ii) a final prospectus relating to the Securities in accordance with Rules 430A and 424(b). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without our agreement, the Company also will file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

          (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities
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                                                                             3


Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) above and any preliminary prospectus relating to the Securities included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date, except that, if the final prospectus first furnished to the Underwriters after the Execution Time for use in connection with the offering of the Securities differs from the prospectus included in the Registration Statement at the Effective Date (whether or not such prospectus is required to be filed pursuant to
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                                                                             4

Rule 424(b)), "Prospectus" shall mean the final prospectus first furnished to the Underwriters for such use. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A", "Rule 462" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A information" means information with respect to the Securities and the offering thereof permitted to be effective pursuant to Rule 430A. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement (file number 333-05139). Except as otherwise noted, any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          At the request of the Company, the Underwriters have agreed to reserve up to shares of the Underwritten Securities to be purchased by the Underwriters for sale by the Underwriters to directors, executives and other officers, employees and business associates (collectively, all such reserved shares being the "Reserve Shares") as part of the distribution of the Underwritten Securities by the Underwriters, subject to the terms of this Agreement, the
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                                                                               5

applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Shares are not so purchased by such directors, executives and other officers, employees and business associates, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby.

          SECTION 2. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2.

          (a) The Selling Stockholder is the lawful owner of the Securities to be sold by the such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, the Selling Stockholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

          (b) The Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Securities by the Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

          (c) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for
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                                                                               6

the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act, the Exchange Act and the respective regulations thereunder and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

          (e) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the agreement of limited partnership of such Selling Stockholder or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

          (f) The Selling Stockholder has and at the time of delivery of the Selling Stockholder's Underwritten Securities will have full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Underwritten Securities in the manner provided in this Agreement.

          (g) This Agreement has been duly executed and delivered by the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

          In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Stockholder specifically for use in connection with
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                                                                             7

the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (b) of Section 1.

          SECTION 3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder the respective number of Underwritten Securities (subject to such adjustments as you may determine to eliminate any fractional shares) which bears the same proportion to the number of Underwritten Securities to be sold by the Selling Stockholder as the number of Underwritten Securities set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Underwritten Securities to be sold by the Selling Stockholder at a purchase
price of $    per share.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 200,000 shares of Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telefaxed notice by the Representatives to the Selling Stockholder setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities, and payment therefor, shall be made as provided in Section 4 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you may determine to eliminate any fractional shares.

          SECTION 4. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in
Section 3(b)
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                                                                             8

hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 a.m., Chicago time, on ___________, 1996, or such later date (not later than ____________, 1996) as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholder or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholder by wire transfer of immediately available funds. Such delivery of and payment for the Underwritten Securities and the Option Securities shall be made through the facilities of the Depository Trust Company. The Company agrees that certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

          The Company and the Selling Stockholder agree to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

          If the option provided for in Section 3(b) hereof is exercised after the third business day prior to the Closing Date, the Selling Stockholder will deliver (at the expense of the Company) to the Representatives on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Selling Stockholder by wire transfer of immediately available funds. If settlement for the Option Securities occurs after the Closing Date, the Selling Stockholders will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.
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                                                                             9

          SECTION 5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          SECTION 6. Agreements. The Company agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities (which will be deemed to have occurred on the date that is the earlier of (A) 60 days after the Closing Date and (B) the date on which the Representatives shall have informed the Company that the offering of the Securities has terminated), the Company will not file any amendment of the Registration Statement, supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment, supplement or Rule 462(b) Registration Statement to which the Representatives reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon your request, the Company will cause the Rule 462(b) Registration Statement, completed in compliance with the Act and the applicable rules and regulations thereunder, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or any Rule 462(b) Registration Statement or supplement to the
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                                                                            10

Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to the Representatives in such quantities as they may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, will furnish to each Underwriter (x) until the later of the Effective Date and, if the Company has elected to rely upon Rule 430A, the Execution Time, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request and (y) so long as delivery of a prospectus by an Underwriter or dealer may be required by
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                                                                              11

the Act, as many copies of the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will furnish or cause to be furnished to the Representatives copies of all reports on Form SR required by Rule 463 under the Act. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that neither the Company nor any subsidiary shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (f) The Company will not, and will not permit its directors or executive officers listed on Schedule III hereto, for a period of 90 days following the Execution Time, in each case without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, any other shares of Common Stock, any other capital stock of the Company or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock or any such other capital stock; provided, however, that the Company may issue securities pursuant to its stock option or other benefit or incentive plans maintained for its officers, directors or employees.

          (g) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material
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                                                                            12

way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (h) The Selling Stockholder agrees with the several Underwriters that it will not during the period of 90 days following the Execution Time, without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock beneficially owned by such person, or any securities convertible into, or exchangeable for, shares of Common Stock, other than (i) shares of Common Stock disposed of as bona fide gifts, (ii) transfers pursuant to the Company Stock Repurchase and the Individuals' Stock Purchase (each as defined in the Prospectus) and (iii) distributions pursuant to its limited partnership agreement to the partners of the Selling Stockholder who shall agree to be bound by the terms of this Section 6(h).

          SECTION 7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Company or the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by each of the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Kirkland & Ellis, special counsel for the Company, dated the Closing Date, to the effect that:

          (i)  each of the Company and the subsidiaries of the Company listed on
     Schedule II hereto (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated or organized and is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate or partnership power and authority to own its properties and conduct its business as described in the Prospectus, and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of Tennessee and Georgia which, to the best of our knowledge are the only jurisdictions in which the nature of its business or its ownership or leasing of property requires such qualification, and Buckeye Florida Corporation and Buckeye Florida, Limited Partnership, are duly qualified to do business as a foreign corporation or a foreign limited partnership, as the case may be, and are in good standing under the laws of Florida which, to the best of our knowledge, is the only jurisdiction in which the nature of their respective businesses or the ownership or leasing of their respective properties require such qualification;

          (ii) all the outstanding shares of capital stock or partnership interests of each Subsidiary have been duly and validly authorized and issued and, in the case of shares of capital stock, are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock or partnership interests of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries, to the best knowledge of such counsel, free and clear of any perfected or other security interests, claims, liens or encumbrances;

          (iii) the Company's authorized equity capitalization at March 31, 1996 is as set forth in the Prospectus under the caption "Capitalization"; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock"; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly authorized for listing on the New York Stock Exchange; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities arising by operation of the Delaware General Corporation Law, under the Amended and Restated Certificate of Incorporation or By-laws of the Company or any agreement listed on Schedule IV hereto;

          (iv) to the best knowledge of such counsel, (1) there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not disclosed as required in the Prospectus, and (2) there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the heading "Description of Capital Stock", to the extent they constitute a summary of law or provisions of documents described therein, have been reviewed by us and fairly summarize the matters therein described in all material respects;

          (v) such counsel has been advised by the Commission that the Registration Statement was declared effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened by the Commission under the Act and the Registration Statement and the Prospectus
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                                                                            15

     (other than the financial statements, Financial Schedules and other financial or statistical information contained therein or omitted therefrom, as to which such counsel need express no opinion) in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel shall advise the Underwriters that it has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, Financial Schedules and other financial or statistical information contained therein or omitted therefrom, as to which such counsel need express no opinion);

          (vi) this Agreement has been duly authorized, executed and delivered by the Company;

          (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act, the Exchange Act and the respective rules thereunder and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

          (viii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any applicable law, rule or regulation of the States of New York, Illinois or Delaware or of the United States (except for the Act, the Exchange Act and state securities or blue sky laws) or the charter or by-laws of the Company or the terms of any agreement listed on Schedule IV hereto or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

          (ix) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement except such rights as have been waived by such holders.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date. For purposes of such opinion, the terms "Registration Statement" and "Prospectus" shall not include any documents incorporated by reference therein which were prepared and filed by the Company without the participation of such counsel.

          (c) The Representatives shall have received the opinion of Henry P. Doggrell, Esq., General Counsel for the Company, dated the Closing Date, to the effect that the Registration Statement was declared effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements, Financial Schedules and other financial and statistical information contained therein or omitted therefrom as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement includes any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, Financial Schedules and other financial and statistical information contained therein or omitted therefrom as to which such counsel need express no opinion);

          (d) The Selling Stockholder shall have furnished to the Representatives the opinion of Kirkland & Ellis, special counsel for the Selling Stockholder, dated the Closing Date, to the effect that:

          (i) this Agreement has been duly executed and delivered by the Selling Stockholder and the Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the Selling Stockholder hereunder;

          (ii) the delivery by the Selling Stockholder to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Stockholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever (other than those arising as a result of any action taken by the Underwriters), assuming that the Underwriters purchased such Securities in good faith and without notice of any adverse claims within the meaning of the Uniform Commercial Code of the State of New York;

          (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the offering of the Securities or any of the transactions contemplated herein, except such as may have been obtained under the Act, the Exchange Act and the respective rules thereunder and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

          (iv) neither the sale of the Securities being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the

     Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any applicable law, rule or regulation of the States of New York, Illinois or Delaware or of the United States (except for the Act, the Exchange Act and the respective rules thereunder) or agreement of partnership or limited partnership or the terms of any indenture or other agreement or instrument known to such counsel and to which the Selling Stockholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholder and public officials.

          (e) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the Vice Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened by the Commission; and

          (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (g) The Selling Stockholder shall have furnished to the Representatives a certificate dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

          (h) At the Execution Time and at the Closing Date, Ernst & Young L.L.P. shall have furnished to the Representatives and the Selling Stockholder a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information of the Company for the nine-month period ended March 31, 1996, in accordance with Statement of Auditing Standards No. 71 and stating in effect that:

          (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants under Statement of Auditing Standards No. 71 of the unaudited interim financial information for the nine-month period ended March 31, 1996, and as at March 31, 1996, as indicated in their report dated __________, 1996, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the compensation and audit committees of the Company and the subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to June 30, 1995, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

               (2) with respect to the period subsequent to March 31, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt (including current maturities) of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the March 31, 1996, consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from April 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions "Summary Historical and Pro Forma Consolidated Financial Data", "Unaudited Pro Forma Consolidated Financial Data" and "Selected Consolidated Financial Data" in the Prospectus, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

          (iv) On the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

          The Representatives shall have also received from Ernst & Young L.L.P.
(1) a report on their examination with respect to pro forma financial information for the year ended June 30, 1995 stating that in their opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the transactions set forth in such report and described in the Notes to Pro Forma Financial Information, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma column for the year ended June 30, 1995 reflects the proper application of those adjustments to the historical financial statements amounts in the pro forma financial information for the year then ended and (2) a report of their review with respect to pro forma financial information for the nine months ended March 31, 1996 and 1995 stating that based on their review, nothing came to their attention that caused them to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the transactions set forth in such report and described in the Notes to Pro Forma Financial Information, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column for the nine months ended March 31, 1996 and 1995 do not reflect the proper allocation of those adjustments to the historical statement amounts in the pro forma financial information for the nine month period then ended.

          The Representatives shall have also received from Ernst & Young L.L.P. a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company and its subsidiaries.

          (i) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives and the Selling Stockholder a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives and the Selling Stockholder, confirming that, with respect to Alpha Cellulose Holdings, Inc. ("Alpha") and its subsidiaries, they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and that they have performed a review of the unaudited interim financial information for the three-month period ended March 31, 1996, in accordance with Statement of Auditing Standards No. 71 and stating in effect that:

          (i) in their opinion the audited financial statements of Alpha included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (ii) on the basis of a reading of the latest unaudited financial statements made available by Alpha and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants under Statement of Auditing Standards No. 71 of the unaudited interim financial information for the three-month period ended March 31, 1996, and as at March 31, 1996, as indicated in their report dated __________, 1996, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the compensation and audit committees of Alpha and the subsidiaries; and inquiries of certain officials of Alpha who have responsibility for financial and accounting matters of Alpha and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

               (1) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

               (2) with respect to the period subsequent to March 31, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt (including current maturities) of Alpha and its subsidiaries or capital stock of Alpha or decreases in the stockholders' equity of Alpha as compared with the amounts shown on the March 31, 1996, consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from April 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year net revenues or income before income taxes or in total or per share amounts of net income of Alpha and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Alpha as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

          (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Alpha and its subsidiaries) set forth in the Registration Statement and the Prospectus agrees with the accounting records of Alpha and its subsidiaries, excluding any questions of legal interpretation.

          References to the Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

          (j) At the Execution Time and at the Closing Date, Dipl.-Ing. Wolf Gadecke Wirtschaftsprufer shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that, with respect to Peter Temming Aktiengesellschaft, they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

          (i) in their opinion the audited financial statements of Peter Temming Aktiengesellschaft included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations; and

          (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Peter Temming Aktiengesellschaft and its subsidiaries) set forth in the Registration Statement and the Prospectus, agrees with the accounting records of Peter Temming Aktiengesellschaft and its subsidiaries, excluding any questions of legal interpretation.

          References to the Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

          (k)  Subsequent to the Execution Time or, if
earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (h), (i) and (j) of this Section 7 (other than any change or decrease specified in such letter or letters delivered at the Execution Time) or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries taken as a whole the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (l) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company listed in Schedule III hereto and the Selling Stockholder and addressed to the Representatives, in which each such person agrees not to offer, sell, contract to sell or otherwise dispose of any shares of Common Stock, any other capital stock of the Company or any security convertible into or exercisable or exchangeable for Common Stock or any such other capital stock without the prior written consent of Salomon Brothers Inc, other than as set forth in Exhibit A hereto.

          (m) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (n) Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (o) Prior to the Closing Date, the Company and the Selling Stockholder shall have consummated the Company

Stock Repurchase (as defined in the Prospectus) and the Selling Stockholder and the parties thereto shall have consummated the Individuals' Stock Purchase (as defined in the Prospectus).

          If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or telefax confirmed in writing.

          The documents required to be delivered by this Section 7 shall be delivered at the office of Kirkland & Ellis, 200 East Randolph Drive, Chicago, IL 60601, on the Closing Date.

          SECTION 8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of Cravath, Swaine & Moore) approved by the Representatives that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          SECTION 9. Indemnification and Contribution. (a) Each of the Company and the Selling Stockholder, severally and not jointly, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) neither the Company nor the Selling Stockholder will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, (ii) with respect to any untrue statement or omission of a material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances that (x) the Company had previously furnished copies of the Prospectus to the Representatives, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus and (iii) the aggregate liability of the Selling Stockholder shall be limited to the gross proceeds received by it from the Securities purchased by the Underwriters pursuant to this Agreement. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholder may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, the Selling Stockholder and each person who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity, and will reimburse the Company, the Selling Stockholder and such other persons for any legal or other expenses reasonably incurred by the Company, the Selling Stockholder or such other persons in connection with investigating or defending any such action or claim as such expenses are incurred. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified Party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 9 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to an indemnified party, the Company, the Selling Stockholder and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and by the Underwriters on the other hand from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder nor shall the Selling Stockholder be responsible for any amount in excess of the gross proceeds received by it from the Securities purchased by the Underwriters pursuant to this Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholder and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholder on the one hand shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder, and benefits received by the Underwriters on the other hand shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Selling Stockholder or the Underwriters. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Selling Stockholder within the meaning of either the Act or the Exchange Act, each officer of the Company or the Selling Stockholder who shall have signed the Registration Statement and each director of the Company or the Selling Stockholder shall have the same rights to contribution as the Company or the Selling Stockholder, respectively, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) Notwithstanding anything to the contrary in this Agreement, no indemnified party shall bring any action, make any claim or have any recourse against any limited or general partner of the Selling Stockholder (including any partner, shareholder or other affiliate of any such limited or general partner) or the assets of such limited or general partner for indemnification or contribution under this Section 9; provided that any such indemnified party is not hereby waiving any rights it may have to share in any assets of the Selling Stockholder which are obtained by the Selling Stockholder (or any trustee or custodian in bankruptcy or similar proceeding) from any person, including any partners of the Selling Stockholder, as a result of the application of any bankruptcy, insolvency or fraudulent conveyance laws. The Underwriters acknowledge that the Selling Stockholder has the right to indemnification from the Company with respect to any amounts the Selling Stockholder pays to the Underwriters pursuant hereto. The Underwriters and the Company hereby agree that to the extent of payments of the Underwriters by the Selling Stockholder hereunder, the Selling Stockholder shall be subrogated to the rights of the Underwriters to receive such amounts from the Company, which rights shall be subordinated in right of payment to any right of the Underwriters to receive any amounts payable under this Section 9 from the Company.

          SECTION 10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or the Selling Stockholder. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          SECTION 11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Selling Stockholder prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          SECTION 12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Selling Stockholder or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, the Selling Stockholder or any of their respective officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

          SECTION 13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at 1001 Tillman Street, Memphis, TN 38108, attention: General Counsel or, if sent to the Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at Madison Dearborn Capital Partners, L.P., Three First National Plaza, Suite 1330, Chicago, IL 60602, Attention: Samuel M. Mencoff; and, if to the Company or the Selling Stockholder, with a copy to Alan G. Berkshire, Kirkland & Ellis, 200 East Randolph Drive, Chicago, IL 60601.

          SECTION 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

          SECTION 15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          SECTION 16. Canada. Each of the Underwriters hereby covenants and agrees that it will not distribute the Securities in such a manner as to require the filing of a prospectus or similar document (excluding a private placement offering memorandum) with respect to the Securities under the laws of any Province or Territory in Canada.

          SECTION 17. Counterparts. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder and the several Underwriters.


                                       Very truly yours,

                                       BUCKEYE CELLULOSE CORPORATION


                                       by  __________________________
                                           Name:
                                           Title:


                                       MADISON DEARBORN CAPITAL PARTNERS, L.P.,

                                       by: Madison Dearborn Partners,
                                           L.P., its general partner

                                       by: Madison Dearborn Partners,
                                           Inc., its general partner


                                       by  __________________________
                                           Name:
                                           Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PaineWebber Incorporated
Morgan Keegan & Company, Inc.

by Salomon Brothers Inc,

by ______________________
   Vice President

For themselves and the other
Several Underwriters named in
Schedule I to the foregoing
Agreement.

                                  SCHEDULE I

                                               Number
              Underwriters                    of shares
              ------------                    ---------


Salomon Brothers Inc..................

Merrill Lynch, Pierce, Fenner & Smith
 Incorporated.........................

PaineWebber Incorporated..............

Morgan Keegan & Company, Inc..........

   Total..............................

                                  SCHEDULE II


Name of Subsidiary
- ------------------

Buckeye Florida Corporation

Buckeye Florida, Limited
 Partnership

Buckeye Limited Corporation

                                  SCHEDULE III



                Directors and Executive Officers of the Company
                -----------------------------------------------
                           Subject to 90-Day Lock-Up
                           -------------------------


                      [To be provided by Kirkland & Ellis]

                                  SCHEDULE IV



                           Instruments and Agreements
                           --------------------------


                      [To be provided by Kirkland & Ellis]